UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Private Offering

In a press release issued on June 4, 2007, Integra LifeSciences Holdings Corporation (the “Company”) announced a proposed offering of $125 million aggregate principal amount of senior convertible notes due 2010 and $125 million aggregate principal amount of senior convertible notes due 2012 (together, the “notes”) in a private placement, subject to market conditions and other factors. The Company intends to grant the initial purchasers of the notes options to purchase up to an additional $25 million aggregate principal amount of each series of notes, in each case within 13 days of the initial issuance of the notes.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference, and is being filed pursuant to Rule 135c under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Integra LifeSciences Holdings Corporation dated June 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: June 4, 2007	By: /s/ Stuart M. Essig Stuart M. Essig President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued by Integra LifeSciences Holdings Corporation dated June 4, 2007